November 11, 2019 Pieris Pharmaceuticals Reports Third Quarter 2019 Financial Results and Provides Corporate Update Company to Host an Investor Conference Call On Monday, November 11, 2019 At 8:00 AM EST BOSTON, MA / ACCESSWIRE / November 11, 2019 /P ieris Pharmaceuticals, Inc. (NASDAQ:PIRS), a clinical- stage biotechnology company advancing novel biotherapeutics through its proprietary Anticalin® technology platform for respiratory diseases, cancer, and other indications, today reported its financial results for the third quarter of 2019 ended September 30, 2019, and provided an update on the Company's recent and future developments. "The recent presentations of clinical data for our two lead programs, PRS-060 and PRS-343, represent critical inflection points in the history of Pieris," said Stephen S. Yoder, President and Chief Executive Officer of Pieris. "In October, we presented positive data from our ongoing phase 1b study of PRS-060, an inhaled IL-4 receptor alpha antagonist for moderate-to-severe asthma, and we continue to be excited about the program as we plan with AstraZeneca to move into phase 2 next year. Over the weekend, we presented promising data from our phase 1 dose-escalation study of PRS-343, a 4-1BB/HER2 bispecific for HER2-positive solid tumors, demonstrating single- agent activity that we believe is linked to 4-1BB engagement, and we look forward to initiating an indication-specific expansion study for this drug candidate next year. Our recently-announced financing, supported not only by key existing shareholders but also by fundamental focused new investors, will enable more near-term data-driven clinical development investment and is intended to provide a funding mechanism to facilitate Pieris' ability to opt-into co- development of PRS-060 with AstraZeneca if phase 2a data are positive." PRS-060: Pieris presented data from the phase 1b placebo-controlled multiple ascending dose study of PRS- 060/AZD1402, an inhaled IL-4 receptor alpha antagonist for moderate-to-severe asthma, at the 2019 European Respiratory Society International Congress on October 1st. In that analysis, PRS-060/AZD1402 was found to be safe and well tolerated at all doses, led to a statistically significant reduction in fractional exhaled nitric oxide (FeNO) relative to placebo, and showed dose-dependent systemic target engagement in patients with mild asthma and elevated levels of FeNO (≥ 35 ppb). Following the presentation of these encouraging data, AstraZeneca and Pieris have been preparing to move into a phase 2a study in moderate-to-severe asthmatics next year. Upon completion of that study, which will be sponsored and funded by AstraZeneca, Pieris will have options to co-develop and co-commercialize the drug candidate in the United States. PRS-343: Pieris presented data from its phase 1 dose-escalation monotherapy study of PRS-343, a 4- 1BB/HER2 bispecific for HER2-positive solid tumors, at the Society for Immunotherapy of Cancer 34th Annual Meeting on November 9th. PRS-343 was safe and well tolerated at all doses and schedules tested, demonstrated anti-tumor activity in a heavily pre-treated patient population across multiple tumor types, and showed a potent increase in CD8+ T cell numbers in the tumor microenvironment of responders, indicative of 4-1BB agonism on T cells. Pieris continues to enroll patients in that study at higher dose cohorts and plans to initiate an indication-specific expansion trial next year. The Company also continues to enroll the dose- escalation phase 1 study of PRS-343 in combination with atezolizumab, with the objective of interrogating the synergy between 4-1BB agonism and PD(L)-1 blockade, and will report emerging data from that study at the Pieris R&D day on November 19th. Immuno-oncology Pipeline: Pieris plans to file an IND application for PRS-344, a 4-1BB/PD-L1 bispecific that the Company is developing as part of its collaboration with Servier, in the first half of next year. Pieris holds exclusive commercialization rights for PRS-344 in the United States and will receive royalties on ex-U.S. sales for this program. R&D Day: Pieris will host an R&D day in New York on Tuesday, November 19th from 12:00-3:30 PM EST. The event will be accessible via a live webcast through this link beginning at 12:30 PM EST. Private Placement: The Company completed a $32 million private placement led by BVF Partners L.P., with significant additional participation from EcoR1 Capital, Aquilo Capital Management, Surveyor Capital (a Citadel

company), and Samsara BioCapital. The placement consisted of 9,014,960 units at a price of $3.55 per unit, with each unit consisting of (i) one share of common stock or 0.001 non-voting Series C convertible preferred stock and (ii) one warrant to purchase one share of common stock at an exercise price of $7.10 per share. Each share of non-voting Series C convertible preferred stock is convertible into 1,000 shares of Pieris common stock, provided that conversion will be prohibited if, as a result, the holder and its affiliates would own more than 9.99% of the total number of shares of Pieris common stock then outstanding. The warrants are intended to facilitate Pieris' exercise of its co-development option for PRS-060/AZ1402 following the conclusion of a positive phase 2a study. If top-line results of that study disclose achievement of the primary efficacy endpoint and the stock reaches a pre-specified price, then the warrants will expire 60 days following such disclosure and may only be exercised for cash. Otherwise, the warrants will be exercisable for a period of five years from the date of issuance. Third Quarter Financial Update: Cash Position - Cash, cash equivalents, and investments totaled $86.2 million as of September 30, 2019, compared to cash equivalents, and investments totaling $128.1 million as of December 31, 2018. This amount excludes the $32 million in gross proceeds from the November 2019 financing. Included in the Company's cash spend during the third quarter of 2019 was a one-time $2.3 million payment to the Technical University of Munich for sub-license royalties due on upfront and milestone payments related to collaboration agreements signed in 2017 and 2018. R&D Expense - R&D expenses were $13.2 million for the quarter ended September 30, 2019, compared to $11.4 million for the quarter ended September 30, 2018. The Company's increase in R&D expenses reflects higher (albeit reimbursable) manufacturing efforts related to PRS-060/AZD1402 as part of phase 2a readiness activities for the program, as well as higher personnel and allocated facility costs due to growth in the Company's R&D organization to support higher levels of pre-clinical and clinical activities. G&A Expense - G&A expenses were $4.8 million for the quarter ended September 30, 2019, compared to $4.7 million for the quarter ended September 30, 2018. There was no significant change in the composition of G&A expenses on a quarter over quarter basis. Net Loss - Net loss was $2.6 million or $(0.05) per share for the quarter ended September 30, 2019, compared to a net loss of $6.6 million or $(0.11) per share for the quarter ended September 30, 2018. Conference Call: Pieris management will host a conference call beginning at 8:00 AM EST on Monday, November 11, 2019 to provide a corporate update. Individuals can join the call by dialing +1-877-407-8920 (US & Canada) or +1-412-902- 1010 (International). An archived replay of the call will be available by dialing +1-877-660-6853 (US & Canada) or +1-201-612-7415 (International) and providing the Conference ID #: 13661472. About Pieris Pharmaceuticals: Pieris is a clinical-stage biotechnology company that discovers and develops Anticalin protein-based drugs to target validated disease pathways in a unique and transformative way. Our pipeline includes inhalable Anticalin proteins to treat respiratory diseases and immuno-oncology multi-specifics tailored for the tumor microenvironment. Proprietary to Pieris, Anticalin proteins are a novel class of therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies. Anticalin® is a registered trademark of Pieris. For more information, visit www.pieris.com. Forward Looking Statements: This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, the uses of funds received from the Company's private placement; Pieris' plans for a phase 2a study of PRS- 060/AZD1402; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its lead programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data or making IND filings related to our programs, including PRS-343 and PRS-344. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to satisfy the closing conditions for the private placement; our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate; the timing and nature of data from the phase 2a study of PRS-060/AZD1402; whether or not Pieris opts-into co-development of PRS-060/AZD1402; whether or not any of the warrants to be issued in the private placement will be exercised for cash; the use of any proceeds from any warrant exercise; and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Company's Quarterly Reports on Form 10-Q. Investor Relations Contact: Contact: Pieris Pharmaceuticals, Inc. Maria Kelman Director of Investor Relations +1 857 362 9635 kelman@pieris.com PIERIS PHARMACEUTICALS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited, in thousands) September December 30, 2019 31, 2018 Assets: Cash and cash equivalents $46,068 $74,867 Short term investments 40,175 53,240 Accounts receivable 6,952 2,701 Prepaid expenses and other current assets 4,778 4,574 Total current assets 97,973 135,382 Property and equipment, net 11,008 5,049 Other non-current assets 7,770 910

Total Assets $116,751 $141,341 Liabilities and stockholders' equity: Accounts payable $5,436 $3,350 Accrued expenses 7,170 9,114 Deferred revenue, current portion 27,242 35,612 Total current liabilities 39,848 48,076 Deferred revenue, net of current portion 44,179 53,303 Other long-term liabilities 12,082 27 Total Liabilities 96,109 101,406 Total stockholders' equity 20,642 39,935 Total liabilities and stockholders' equity $116,751 $141,341 PIERIS PHARMACEUTICALS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands, except per share data) Three months Nine months ended September ended September 30, 30, 2019 2018 2019 2018 Revenues $15,132 $8,345 $29,009 $24,187 Operating expenses Research and development 13,211 11,401 40,880 28,492 General and administrative 4,835 4,748 13,956 13,878 Total operating expenses 18,046 16,149 54,836 42,370 Loss from operations (2,914) (7,804) (25,827) (18,183) Interest income 377 504 1,332 1,491

Other income (expense), net (55) 1,147 (203) 1,472 Loss before income taxes (2,592) (6,153) (24,698) (15,220) Provision for income tax - - - (148) Net loss $(2,592) $(6,153) $(24,698) $(15,072) Basic and diluted net loss per share $(0.05) $(0.11) $(0.50) $(0.29) Basic and diluted weighted average shares outstanding 49,353 54,089 49,805 52,721 SOURCE: Pieris Pharmaceuticals, Inc. View source version on accesswire.com: https://www.accesswire.com/566024/Pieris-Pharmaceuticals-Reports-Third-Quarter-2019-Financial-Results-and- Provides-Corporate-Update